SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act

November 16, 2015

Date of Report (Date of Earliest Event Reported)

PMX Communities, Inc.

 (Exact name of registrant as specified in its charter)

Nevada	000-53974	80-0433114
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4181 NW 1st Ave, #7
Boca Raton, FL	33431
(Address of principal executive offices)	(Zip Code)

(561) 210-5349

 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 – Changes in Registrant’s Certifying Accountant

1) Previous Independent Auditors:

a.

On November 16, 2015, Cutler & Co, LLC (“Cutler”) resigned as the Company’s registered independent public accountant.  On November 16, 2015, the registrant engaged Stevenson & Company CPAs LLC (“Stevenson”) as its new registered independent public accountant.

b.

Cutler did not issue a report on our December 31, 2014 financials.

c.

The decision to engage Stevenson was approved by the registrant’s board of directors.

d.

For the period from August 3, 2015 (the date of appointment) through November 16, 2015 (the date of resignation), there have been no disagreements with Cutler on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Cutler would have caused them to make reference thereto in their report on the financial statements.

e.

We have authorized Cutler to respond fully to any inquiries of Stevenson.

f.

During the period from August 3, 2015 through November 16, 2015, there have been no reportable events between the registrant and Cutler as set forth in Item 304(a)(1)(v) of Regulation S-K.

g.

The registrant provided a copy of the foregoing disclosures to Cutler prior to the date of the filing of this report and requested that Cutler furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this report.  A copy of this letter is filed as Exhibit 16.1 to this Form 8-K.

2) New Independent Accountants:

a.

On November 16, 2015, the registrant engaged Stevenson & Company CPAs LLC, as its new registered independent public accountant.  During the year ended December 31, 2014 and 2013 and prior to November 16, 2015 (the date of the new engagement), we did not consult with Stevenson regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Registrant’s financial statements by Stevenson, in either case where written or oral advice provided by Stevenson would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

Item 9.01 – Exhibits

Exhibit 16.1 – Letter from Cutler & Co, LLC regarding the change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

PMX Communities, Inc.

By:      /s/ Lindsey R. Perry, Jr.

Lindsey R. Perry, Jr.

Chief Executive Officer

Chief Financial Officer

Dated:  November 18, 2015